UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2016

Citizens Independent Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Ohio	333-191004	31-1441050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

188 West Main Street

Logan, Ohio 43138

(740) 385-8561

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (740) 385-8561

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2016 (the “Original Filing”) by Citizens Independent Bancorp, Inc. (the “Company”). This Amendment No. 1 is being filed to correct two inadvertent errors contained in the Original Filing relating to the committee positions held by Michael J. Shawd upon Mr. Shawd’s resignation as a director of the Company. The Original Filing incorrectly stated that Mr. Shawd was Chairman of the Audit Committee and a member of the Executive/Loan Committee upon his resignation. As of May 24, 2016, Mr. Shawd stepped down as Chairman of the Audit Committee to become the Chairman of the Compensation, Personnel/Corporate Governance and Nominating Committee, in accordance with standard board committee rotations. During this time, the Company’s board of directors also separated the Executive/Loan Committee into two committees—an Executive Committee and a Loan Committee—with Mr. Shawd remaining on the Executive Committee until his resignation on August 18, 2016. Pursuant to Rule 12b-15 promulgated under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 contains the complete text of Item 5.02(a), Section 5, as amended.

Except as set forth above, this Amendment No. 1 does not otherwise amend, update, restate or supplement any information contained in the Original Filing.

Section 5 – Corporate Governance and Management

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On August 18, 2016, Michael J. Shawd resigned from his position as director of Citizens Independent Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, The Citizens Bank of Logan (the “Bank”). At the time of his resignation, Mr. Shawd was Chairman of the Company’s Compensation, Personnel/Corporate Governance and Nominating Committee and a member of the Company’s Executive Committee. Mr. Shawd will not be replaced at this time.

Mr. Shawd resigned due to a disagreement with the Company’s board of directors regarding his violation of the Company’s Information Security Policy in using an unsecured email server to send confidential bank information to the other directors on the board. The Company’s board of directors held a meeting on August 18, 2016 to discuss Mr. Shawd’s violation, during which Mr. Shawd announced his decision to resign as director of the Company and the Bank. Mr. Shawd subsequently furnished a letter to the Company’s board of directors concerning the circumstances surrounding his resignation, a copy of which is attached to this Form 8-K as Exhibit 99.1.

The Board of Directors of the Bank, excluding Mr. Shawd, unanimously support the actions of the Company in this matter and disagree with Mr. Shawd’s contentions. Moreover, the Board of Directors of the Company, excluding Mr. Shawd, are fully supportive of the Company’s management team and the direction of the institution.

Pursuant to Item 5.02(a)(3), this Form 8-K has been provided to Mr. Shawd. The Company will promptly file any letter provided by Mr. Shawd in relation thereto by amendment to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Letter from Michael J. Shawd to the Company’s Board of Directors, dated August 18, 2016 (1)

(1) Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed August 24, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS INDEPENDENT BANCORP, INC.

By:	/s/ Donald P. Wood
Donald P. Wood
Chairman of the Board of Directors

Date: September 2, 2016